SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K- This is a revised filing based upon revisions by the servicer of certain payments.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 16, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-D
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7214254
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1997-D, a Trust created pursuant to the Pooling Agreement, dated November 21, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
March 16, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
December 15, 2023.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date March 16, 1998.

Principal (1)		Interest		Ending Balance

Cede & Co.$ 1,713,749.52	$ 810,175.46	$183,734,138.86

(1)  This information was revised by the servicer.

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.
1  Monthly Statement to Certificateholders dated March 16,1998



Statement to Certificateholders (Page 1 of 2)-- See Note 1


		Distribution Date:					2/17/98 	3/16/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed		5.302239 	4.351103
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)		1	1
Investors Certificate Principal Distributed			2.401427 	9.203811
Principal Distribution Amount				2.401427 	9.203811
Maximum Principal Payment				32.392540 	31.144551
Alternative Principal Payment				2.401427 	9.203811
Principal Collections less Additional Balances	2.401427 	9.203811
Investor Loss Amount Distributed to Investors	0.000000 	0.000000
Accelerated Principal Distribution Amount		0.000000 	0.000000
Credit Enhancement Draw Amount			0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)	7.703666 	13.554914

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	"185,895,034.07 "	"185,447,888.38 "
Ending Investor Certificate Balance		"185,447,888.38 "	"183,734,138.86 "
Beginning Invested Amount		"185,895,034.07 "	"185,447,888.38 "
Ending Invested Amount		"185,447,888.38 "	"183,734,138.86 "
Investor Certificateholder Floating Allocation Percentage	97.9968% 	97.9921%
Pool Factor				0.9959607 	0.9867569
Liquidation Loss Amount for Liquidated Loans	0.00 	0.00
Unreimbursed Liquidation Loss Amount		0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance		"189,695,034.07 "	"189,247,888.38 "
Ending Pool Balance			"189,247,888.38 "	"187,534,138.86
Servicer Removals form the Trust (Section 2.06)		0.00 	0.00
Servicing Fee				"79,039.60 "	"78,853.29 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate				5.793750% 	5.825000%
LIBOR Rate				5.593750% 	5.625000%
Maximum Rate				7.065178% 	8.046548%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
   No. of Accounts				7 	9
  Trust Balances				"179,126.19 "	"136,955.21 "
Delinquent 60-89 days
    No. of Accounts				2 	0
   Trust Balances				"49,162.67 "	0.00
Delinquent 90+ days
    No. of Accounts				1 	0
   Trust Balances				200.00 	0.00
Delinquent 9+ Months
    No. of Accounts				0 	0
   Trust Balances				0 	0
REO
    No. of Accounts				0 	0
   Trust Balances				0.00 	0.00

Note 1- The servicer has revised the March 16, 1998 distribution amounts and related information has changed.
Statement to Certificateholders (Page 2 of 2)

Distribution Date:					2/17/98 	3/16/98

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
"this 8th day of May, 1998."


 Countrywide Home Loans Formerly Known as
Countrywide Funding Corporation
       as Servicer

			       _______________________________________

			        Sam Ilagan
			        Vice-President
			Distribution List:

   Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
  Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans
Jose Baltasar - Countrywide Home Loans
Dianne Barrella - Countrywide Home Loans
Richard Pohl - Countrywide Home Loans

													SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-D



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Assistant Vice President

Dated: March 31, 1998